                                                                    EXHIBIT 99.3


                               PURCHASE AGREEMENT


              THIS AGREEMENT (this "Agreement") is made and entered into this 12th day of December, 1996, among QUAKER STATE CORPORATION, a Delaware corporation ("Quaker State"), BLUE CORAL, INC., a Delaware corporation ("Blue Coral"), SHELDON G. ADELMAN (the "Executive"), JOEL ADELMAN ("JA") and the GST-EXEMPT TRUST FBO WENDY ADELMAN, Robert G. Markey and Michael G. Turk, Trustees (the "Trust"). Unless the context otherwise clearly requires, when used herein the term "Company" shall mean Quaker State and all its subsidiary entities, including, without limitation, Blue Coral. Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings given to them in the Agreement and Plan of Merger dated as of June 7, 1996, as amended on October 11, 1996, among the Company, QSBC Acquisition Corp., Blue Coral and the Blue Coral Stockholders (the "Merger Agreement").

                                  WITNESSETH:

              WHEREAS, Executive is a director and Vice Chairman of Quaker State and is an officer and director of Blue Coral; and

              WHEREAS, Executive is the beneficial owner of 2,143,647 shares of Quaker State's Capital Stock, par value $1.00 per share ("Capital Stock"), 742,713 of which are currently held in escrow pursuant to the Escrow Agreement dated June 28, 1996 (the "Escrow Agreement"), among Quaker State, Blue Coral, the former stockholders of Blue Coral (the "Former Blue Coral Stockholders") and United States Trust Company of New York, as escrow agent (the "Escrow Agent"); and

              WHEREAS, the Trust is the beneficial owner of 174,082 shares of Capital Stock, 60,985 of which are held in escrow pursuant to the Escrow Agreement; and

              WHEREAS, Executive and Quaker State are parties to an Employment Agreement dated as of June 28, 1996 (the "Employment Agreement"), and a Stock Option Agreement dated as of July 25, 1996 (the "Stock Option Agreement"); and

              WHEREAS, Executive and Quaker State desire to enter into an arrangement whereby Quaker State will repurchase certain shares of Capital Stock owned by Executive and the Trust and whereby Executive and Quaker State will agree to terminate the Employment Agreement and the Stock Option Agreement and to enter into a consulting agreement; and

              WHEREAS, in furtherance of the foregoing, the parties have agreed that upon completion of the transactions contemplated by this Agreement, Executive shall resign from all positions he holds with the Company (including his position as a director of Quaker State); and

              WHEREAS, Quaker State has agreed to release from escrow a portion of the number of shares of Capital Stock deposited by the Former Blue Coral Stockholders as security for their indemnification obligations to Quaker State under the Merger Agreement and to reduce the amount of the maximum liability of the Company and the Former Blue Coral Stockholders for certain indemnifiable claims under the Merger Agreement;

              NOW, THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, Quaker State, Executive and the Trust agree as follows:

              1. PURCHASE OF CAPITAL STOCK AND STOCK OPTION PAYMENT. At the Closing (as defined in Section 3 of this Agreement):

              (a) Quaker State shall purchase from Executive, and Executive shall sell to Quaker State, 1,400,934 shares of Capital Stock held of record by Executive at a price per share of $16, for a total payment in respect thereof of $22,414,944;

              (b) Quaker State shall purchase from the Trust, and the Trust shall sell to Quaker State, 150,000 shares of Capital Stock held beneficially or of record by the Trust at a price per share of $16, for a total payment in respect thereof of $2,400,000; and

              (c) Quaker State shall pay to Executive the sum of $379,375 in complete cancellation of the options to purchase 250,000 shares of Capital Stock granted to Executive under the Stock Option Agreement.

              All amounts to be paid to Executive or the Trust under this
Section 1 shall be payable on the Closing Date by electronic transfer of immediately available funds to an account or accounts designated by Executive and the Trust, respectively. Subject to the accuracy of the representations of the Executive and the Trust in Section 17(c) hereof and provided that Quaker State has not received an opinion of its independent auditors and an opinion of counsel of the stature of Debevoise & Plimpton that Quaker State cannot under current federal tax law report on its United States federal income tax return the purchase and sale of Capital Stock hereunder as a sale or exchange of such Capital Stock for federal, state and local tax purposes to which Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), applies, Quaker State agrees to treat the purchase and sale of Capital Stock hereunder as a sale or exchange of such Capital Stock for federal, state and local tax purposes to which Section 302(b) of the Code applies, and, accordingly, not as a distribution within the meaning of Section 301 of the Code.

              2. RELEASE OF ESCROWED SHARES. Upon the execution of this Agreement, Executive, as the Blue Coral Stockholders' Representative (as defined in the Escrow Agreement), and Quaker State shall execute and deliver to the Escrow Agent joint written instructions instructing the Escrow Agent (a) to promptly deliver to Quaker State's transfer agent the certificate representing the Escrowed Shares (as defined in the Escrow Agreement) held by the Escrow Agent pursuant to the Escrow Agreement for the purpose of reissuing the shares of Capital Stock represented by such certificate in multiple certificates registered and denominated as follows: (i) one certificate (the "Escrow Certificate") representing 340,136 shares of Capital Stock (representing the quotient of $5,000,000 divided by $14.70 per share), as adjusted for any stock split, stock reclassification, recapitalization or other similar transaction occurring on or after the date hereof through the Closing Date, bearing the legend (the "Legend") indicated in Section 14.4 of the Merger Agreement and registered in the name "United States Trust Company of New York as Escrow Agent under Escrow Agreement, dated June 28, 1996, by and among Quaker State Corporation and the Blue Coral Stockholders (as defined therein)", and (ii) multiple certificates (collectively, the "Released Certificates") representing in the aggregate the balance of Escrowed Shares not represented by the Escrow Certificate, as adjusted for any stock split, stock reclassification, recapitalization or other similar transaction occurring on or after the date hereof through the Closing Date, each bearing the Legend and registered in the various names of the Former Blue Coral Stockholders (or as they may direct, it being understood that if any Former Blue Coral Stockholder causes any certificate to be registered in any name other than such Former Blue Coral Stockholder, such Former Blue Coral Stockholder shall pay all transfer taxes associated therewith or relating thereto), respectively, such Escrowed Shares being allocated among the Former Blue Coral Stockholders in accordance with the Ownership Certificate (as defined in the Escrow Agreement) and such Released Certificates being in such denominations for each Former Blue Coral Stockholder as Executive designates in such instructions, and (b) at Closing, to (x) retain the Escrow Certificate pursuant to the terms of the Escrow Agreement, and (y) deliver the Released Certificates to Executive, as the Blue Coral Stockholders' Representative, or to one or more custodians designated by him. The parties acknowledge that certain of the shares of Capital Stock being sold by the Trust pursuant to Section 1(b) of this Agreement will be represented by a Released Certificate.

              3. CLOSING. The transactions contemplated by this Agreement shall be consummated (the "Closing") on December 19, 1996, or on such other date as may be mutually agreed upon by the parties (the "Closing Date"). The Closing shall take place at 10:00 a.m., local time, on the Closing Date at the offices of Baker & Hostetler, 1900 East 9th Street, Suite 3200, Cleveland, Ohio 44114.

              4.     CLOSING CONDITIONS.

             (a) The obligations of Quaker State to effect the Closing are subject to the fulfillment at or prior to the Closing of the following conditions:

                 (i) the representations and warranties of Executive, JA and the Trust set forth in Section 17 hereof shall be true and correct in all material respects at Closing and Executive, JA and the Trust shall have delivered to Quaker State a certificate in the form of Exhibit A hereto to that effect;

                (ii) Executive and the Trust shall have delivered to Quaker State certificates representing the shares of Capital Stock being purchased hereunder, duly endorsed or accompanied by duly executed stock powers;

               (iii) Executive shall have delivered to Quaker State his resignation from all positions he holds with the Company in the form of Exhibit B hereto;

                (iv) Executive shall have executed and delivered a Consulting Agreement (the "Consulting Agreement") in the form of Exhibit C hereto;

                 (v) Executive, JA and the Trust shall have delivered to the Company an acknowledgment in the form of Exhibit D hereto to the effect that as of the Closing Date they have no claims for indemnification under the Merger Agreement against the Parent Indemnitees and that they have no knowledge of any facts or circumstances that could give rise to such an indemnifiable claim;

                (vi) JA shall have executed and delivered to Quaker State his resignation from all positions he holds with the Company in the form of Exhibit E hereto;

               (vii) JA shall have executed and delivered to Quaker State a Severance Agreement (the "Severance Agreement") in the form of Exhibit F hereto; and

              (viii) the transactions contemplated by this Agreement, including specifically Quaker State's purchase of the shares of Capital Stock from Executive and the Trust, shall have been approved by the Board of Directors of Quaker State in a manner sufficient to satisfy the requirements of Rule 16b-3(b)(3) of the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

              (b) The obligations of Executive, JA and the Trust to effect the Closing are subject to the fulfillment at or prior to the Closing of the following conditions:

                 (i) the representations and warranties of the Company set forth in Section 16 hereof shall be true and correct in all material respects at Closing and the Company shall have delivered to Executive a certificate in the form of Exhibit G hereto to that effect;

                (ii) the Escrow Agent shall have delivered the Released Certificates as contemplated by Section 2;

               (iii) the transactions contemplated by this Agreement, including specifically Quaker State's purchase of the shares of Capital Stock from Executive and the Trust, shall have been approved by the Board of Directors of Quaker State in a manner sufficient to satisfy the requirements of Rule 16b-3(b)(3) of the Commission under the Exchange Act, and Quaker State shall have delivered to Executive resolutions of Quaker State's Board of Directors reflecting such approval, certified by the Secretary of Quaker State;

                (iv) Quaker State shall have executed and delivered (or caused to be executed and delivered by Blue Coral in the case of the Lease Termination) the Consulting Agreement, the Severance Agreement and the Lease Termination Agreement (as defined in
              Section 6 of this Agreement);

                 (v) Quaker State and Blue Coral shall have delivered to Executive an acknowledgment in the form of Exhibit H hereto to the effect that, except as set forth on Schedule 16(c) hereto, as of the Closing Date they have no claims for indemnification against the Former Blue Coral Stockholders, their respective Affiliates and the officers, directors, employees, agents, advisers and representatives of each such Person (the "Adelman Indemnitees") and that the Company has no knowledge of any facts or circumstances that could give rise to such an indemnifiable claim;

                (vi) Quaker State shall have delivered to Executive and the Trust the purchase price for the shares against delivery of the certificates for the shares of Capital Stock being purchased pursuant to Section 1 of this Agreement;

               (vii) Quaker State shall have paid to Executive the amount required to be paid by Section 1(c) of this Agreement;

              (viii) Quaker State and Blue Coral shall have executed and delivered an amendment to the Merger Agreement in the form of
              Exhibit I hereto (the "Merger Amendment") to provide (A) for reduction of the amount specified in the last line of Section 11.3(b) of the Merger Agreement from $15,000,000 to $5,000,000 and (B) that if, on the third anniversary of the Closing Date (as defined in the Merger Agreement for this purpose) the Special Shares have not vested or if at any time prior thereto they have become incapable of vesting, Quaker State shall promptly (but in no event more than ten (10) business days) deliver to each Former Blue Coral Stockholder, by electronic transfer of immediately available funds, an amount equal to the product of i) the "Fair Value of the Special Shares" times ii) the fraction applicable to such Former Blue Coral Stockholder set forth on the Ownership Schedule. For purposes of the amendment to the Merger Agreement, the term Fair Value of the Special Shares shall mean the product of iii) the aggregate number of Special Shares times iv) the closing price of a share of Capital Stock as reported on the New York Stock Exchange on such third anniversary date or on the date the Special Shares have become incapable of vesting; and

              (ix) Quaker State shall not have received an opinion of counsel to the effect that Quaker State cannot under current federal tax law report on its United States federal income tax return the purchase and sale of Capital Stock hereunder as a sale or exchange of such Capital Stock for federal, state and local tax purposes to which Section 302(b) of the Code applies.

              5. EMPLOYMENT DURING TRANSITION PERIOD; TERMINATION OF EMPLOYMENT; CERTAIN EMPLOYEES.

              (a) Executive and Quaker State agree that Executive's employment with the Company shall terminate in all respects as of the Closing Date as provided below. Through and including the Closing Date, Executive shall continue to be employed by the Company and shall continue to receive the salary, benefits and perquisites he currently receives, except that if the transactions contemplated by this Agreement are closed as provided herein, Executive shall not be entitled to any bonus compensation. As provided in the Consulting Agreement, during such period and until February 1, 1997, Executive shall be entitled to retain, at no cost to Executive, his current office and secretarial support at the corporate headquarters of Blue Coral in Cleveland, Ohio. From the date hereof until the Closing Date, Executive shall perform such functions and shall render such assistance to the Chief Executive Officer of Quaker State as the Board of Directors or the Chief Executive Officer of Quaker State may reasonably request. Quaker State and Executive entered into an Employment Agreement dated June 28, 1996 (the "Employment Agreement"). Upon the Closing, the Employment Agreement and all rights and obligations of the parties thereunder shall terminate and be of no further force or effect, except that (i) Executive shall remain bound by Paragraphs 5(a), 5(b) and 5(d) of the Employment Agreement, and (ii) Quaker State will (A) distribute to Executive (or as Executive may direct) any vested retirement benefits from any Company plan in which Executive participates, (B) distribute to Executive (or as Executive may direct) base salary earned by the Executive under the Employment Agreement as of the Closing Date to the extent not theretofore paid, (C) make available to Executive the benefits continuation rights to which he is entitled under the Consolidated Omnibus Budget Reconciliation Act of 1985, and (D) pay expense reimbursements accrued by Executive under Paragraph 4(c) of the Employment Agreement as of the Closing Date to the extent not theretofore paid. Subject to the preceding provisions of this Section 5(a), until the consummation of the transactions contemplated by this Agreement, Executive and Quaker State will remain bound by the terms of the Employment Agreement.

              (b) Upon execution of this Agreement, Executive shall be entitled to solicit for employment Michael G. Turk and Jeanne Michaelides (the "Employees") and JA, and the Employees and JA shall be entitled to accept such employment without interference from the Company. Notwithstanding the preceding sentence, (i) the Company shall not terminate and shall not permit Blue Coral to terminate the employment of the Employees prior to the earlier to occur of (A) the Closing or (B) December 31, 1996, but in no event will the Company be obligated to employ the Employees beyond the earlier to occur of (C) the Closing or (D) December 31, 1996, and (ii) neither the Company nor Blue Coral will alter the duties or conditions of employment of the Employees in any material respect from those existing as of the date hereof. Until consummation of the transactions contemplated by this Agreement, JA and Blue Coral will remain bound by the terms of the Employment Agreement dated as of June 28, 1996, between JA and Blue Coral (the "JA Employment Agreement"). Notwithstanding any provision of this Section 5(b) to the contrary, the Company may terminate the Employees for "Cause." For purposes of the preceding sentence, "Cause" shall have the meaning ascribed thereto in the JA Employment Agreement.

              6. AGREEMENT RELATING TO VALLEY BELT ROAD PROPERTY. On the Closing Date, Quaker State shall cause Blue Coral to execute and deliver to JWA, Ltd. a document, in the form of Exhibit J attached hereto (the "Lease Termination Agreement"), evidencing the termination of the Lease Agreement, dated June 28, 1996, between Blue Coral and JWA, Ltd. (the "Lease") and the termination of the Assignment of Agreement of Purchase and Sale, dated June 28, 1996, between JWA, Ltd. and Blue Coral (the "Assignment"). Effective as of the Closing, Quaker State, for and on behalf of itself and the Company, agrees to indemnify and hold JWA, Ltd. (and its representatives, members, managers, officers, employees and agents) harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (a) the failure of the Company to perform in any respect any of its obligations under this Section 6 (including, without limitation, performing its obligations under the Purchase Agreement, dated as of March 18, 1996, between The Valley Belt Limited Partnership and Blue Coral (the "Purchase Agreement")) or (b) the ownership or lease of the property described in the Purchase Agreement by the Company from and after the Closing Date. Quaker State agrees that the Company shall not have any claim against the Former Blue Coral Stockholders under
Article XI of the Merger Agreement or otherwise based on non-disclosure of the Purchase Agreement in Schedule 4.10 or in any other Schedule to the Merger Agreement.

              7.     INDEMNIFICATION.

              (a) For the entire period from the Closing Date until at least six years thereafter (i) Quaker State will provide Executive and JA with rights to indemnification and exculpation from liability that are set forth in its certificate of incorporation and by-laws as of the date of this Agreement, and
(ii) Executive, in his capacity as a director and officer of the Company, and JA, in his capacity as an officer of Blue Coral, shall be covered by directors' and officers' liability insurance to the same extent as Quaker State's directors and officers are covered on the date hereof.

              (b) Quaker State, for and on behalf of itself and the Company, hereby agrees to indemnify and hold Executive, JA and the Trust (and the trustees and all successor trustees of the Trust) harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with any claim made by a third party unaffiliated with the Executive, JA or the Trust (whether any such claim is made in the name of such third party or on behalf of the Company) with respect to the purchase of Capital Stock contemplated by Sections 1(a) and
(b) of this Agreement or the payment to Executive referred to in Section 1(c) of this Agreement.

              8. PROFESSIONAL FEES; WAIVER OF CONFLICTS. Each party shall be responsible for the payment of his or its respective legal fees and costs (and related disbursements) incurred in connection with the negotiation and execution of this Agreement. In connection with the negotiation and preparation of this Agreement and in any dispute arising under this Agreement or relating to the transactions contemplated hereby or arising under the Merger Agreement, Executive, JA, the Trust and the other Former Blue Coral Stockholders shall be entitled to engage Baker & Hostetler to represent them, Quaker State, for and on behalf of itself and the Company, fully waiving any and all conflicts of interest or potential conflicts of interest arising from any such representation.

              9. RELEASE BY EXECUTIVE, THE TRUST AND JA. Effective as of the Closing, Executive, in his capacity as officer and director of the Company and as a stockholder of Quaker State, the Trust, in its capacity as a stockholder of the Company, and JA, in his capacity as an officer of Blue Coral and as a stockholder of Quaker State hereby release, dismiss and forever discharge the Parent Indemnitees from and against any and all Losses which Executive, JA or the Trust now has or may have had with respect to any actions taken by the Company or any of its respective officers, directors or employees after June 28, 1996, through the Closing Date. Each of Executive, JA and the Trust further covenants and agrees that such party will not initiate, participate in or affirmatively encourage any other person to initiate, or participate in any suit or action before any federal, state or local judicial or administrative forum against any Parent Indemnitee with respect to any matter covered by the foregoing release. The release and covenant set forth in this Section 9 shall not apply to the obligations of the Company arising under this Agreement or any of the agreements referred to in Section 4 hereof.

              10. RELEASE BY THE COMPANY. Effective as of the Closing, Quaker State, for and on behalf of itself, the Company and the Parent Indemnitees, hereby releases, dismisses and forever discharges the Adelman Indemnitees from any and all Losses with respect to any actions taken by any of the Adelman Indemnitees on or after June 28, 1996 as an officer, director or employee of the Company through the Closing Date. Quaker State, for and on behalf of the Company and the Parent Indemnitees, further covenants and agrees that it will not initiate, or affirmatively encourage any other person to initiate, any suit or action before any federal, state or local judicial or administrative forum against any Adelman Indemnitee with respect to any matter covered by the foregoing release. This release shall not, however, apply to the obligations of Executive, the Trust or JA arising under this Agreement or any of the agreements referred to in Section 4 hereof.

              11.    NON-DISCLOSURE; STATEMENTS TO THIRD PARTIES.

              (a) Except as otherwise agreed to by all the parties hereto or as may be required to carry out the terms of this Agreement and except to the extent that this Agreement or the terms hereof must be disclosed pursuant to an order of a judicial or governmental authority or a self-regulatory body or pursuant to a law or regulation of any governmental authority having jurisdiction (including, but not limited to, the disclosure and filing requirements of the Commission, the New York Stock Exchange or the Pacific Stock Exchange) (any of the foregoing, a "Disclosure Requirement"), the parties will keep this Agreement and transactions contemplated hereby confidential and no party hereto, or any of its employees, representatives or agents, will make any public announcements or communicate with any employees of the Company regarding the subject matter of this Agreement until Quaker State's Board of Directors has approved and authorized the transactions contemplated hereby and a certified copy of the authorizing resolution has been delivered to Executive. Thereafter, unless required pursuant to a Disclosure Requirement, Quaker State and Executive will agree on and cooperate in making all public announcements and all communications with employees, and unless required pursuant to a Disclosure Requirement, no party will make any public announcement or communicate with employees unless the other party has agreed to the substance of such announcement or communication. Executive shall have the authority for and on behalf of the Trust and JA to agree on and consent to all public announcements and employee communications under this Section 11(a).

              (b) None of Executive, the Trust, JA or the Company or any of the Trust's trustees or the Company's officers, directors or employees (or officers, directors or employees of its subsidiaries) shall, directly or indirectly, make or cause to be made any statements to any third parties criticizing or disparaging the other or commenting on the character or business reputation of the other or relating to the subject matter of this Agreement or relating to the products, services, business operations, directors, officers or employees of the Company, but this provision shall not limit the ability or responsibility of either party to respond to the best of its knowledge to a Disclosure Requirement or any administrative or regulatory inquiries or to testify to the best of its knowledge in legal proceedings.

              12. NOTICES. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by fax, as follows:

              To Executive:

                     95 Ridgecreek Trail
                     Moreland Hills, OH 44022
                     Attention: Mr. Sheldon G. Adelman
                     Fax:   216-498-8753

              To the Trust:

                     Michael G. Turk, Trustee
                     17775 Saratoga Trail
                     Strongsville, Ohio 44136

              In each instance with a copy to:

                     Baker & Hostetler
                     1900 East Ninth Street
                     3200 National City Center
                     Cleveland, OH 44114-3485
                     Attention:  Robert G. Markey
                     Fax:   216-696-0740

              To Quaker State:

                     Quaker State Corporation
                     225 East John Carpenter Freeway
                     Irving, TX 75062
                     Attention:  Secretary
                     Fax:   214-868-0440

              With a copy to:

                     Debevoise & Plimpton
                     875 Third Avenue
                     New York, New York 10022
                     Attention:  Richard D. Bohm
                     Fax:   212-909-6836

or to such other person or address as any party shall specify by notice in writing to the party or parties entitled to notice. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the day of delivery, (ii) if by certified or registered mail, on the fifth business day after the mailing thereof, (iii) if by next-day or overnight mail or delivery, on the next day following the day on which it was sent or (iv) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail or next-day or overnight mail or delivery.

              13. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement (and every other issue arising hereunder) shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws of such state.

              14. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by each party hereto. No waiver by any party hereto at any time of any breach by any other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

              15.    SUCCESSORS; BINDING AGREEMENT.

              (a) This Agreement shall be binding upon and inure to the benefit of Quaker State and Blue Coral and any successor of or to Quaker State or Blue Coral (whether by merger or otherwise) but shall not otherwise be assignable or delegable by Quaker State or Blue Coral except for an assignment and delegation to the purchaser of all or substantially all of the assets of Quaker State or Blue Coral or the purchaser of all of the Blue Coral Capital Stock owned by Quaker State.

              (b) This Agreement shall inure to the benefit of and be enforceable by JA's and Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees and by the Trust's trustees (including successor trustees), beneficiaries or successors but shall not otherwise be assignable or delegable by any of the foregoing parties.

              (c) This Agreement is personal in nature and none of the parties hereto shall, without the consent of the other parties, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this Section 15.

              16. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company hereby represents and warrants to Executive and the Trust that:

              (a) Quaker State has the necessary corporate power and authority to enter into this Agreement; the execution hereof and the purchase from Executive and the Trust of shares of Capital Stock contemplated hereby have been duly authorized by the Board of Directors of Quaker State; and this Agreement constitutes the valid and binding agreement of Quaker State;

              (b) the execution and delivery of this Agreement by Quaker State does not, and the performance of its obligations hereunder will not, (i) constitute a breach or violation of, or a default under, any applicable law, rule or regulation or any applicable judgment, decree, order, governmental permit or any license, agreement, indenture, instrument or understanding of Quaker State or to which Quaker State is subject, or (ii) constitute a breach or a violation of, or a default under, the articles of incorporation or bylaws of Quaker State; and the performance by Quaker State of its obligations hereunder will not require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture, instrument or understanding and will not result in any liability on the part of Executive or the Trust for so-called "short-swing profits" under Section 16(b) of the Exchange Act or the rules and regulations of the Commission thereunder; and

              (c) as of the date hereof, neither Quaker State nor Blue Coral has any claims for indemnification under the Merger Agreement against the Adelman Indemnitees and, except as set forth on Schedule 16(c) hereto, neither has knowledge of any facts or circumstances that could give rise to such an indemnifiable claim.

              17. REPRESENTATIONS AND WARRANTIES BY EXECUTIVE, JA AND THE TRUST. Executive, JA and the Trust hereby represent and warrant to Quaker State that:

              (a) each has the necessary power and authority to enter into this Agreement; and this Agreement constitutes the valid and binding agreement of each of Executive, JA and the Trust;

              (b) the execution and delivery of this Agreement by Executive, JA and the Trust does not, and the performance of their respective obligations hereunder will not, (i) constitute a breach or violation of, or a default under, any applicable law, rule or regulation or any applicable judgment, decree, order, governmental permit or any license, agreement, indenture, instrument or understanding of Executive, JA or the Trust or to which any of them is subject, or (ii) constitute a breach or a violation of, or a default under, the trust documents of the Trust; and the performance by each of them of their respective obligations hereunder will not require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture, instrument or understanding;

              (c) Under Section 318 of the Code, Executive constructively owns 2,581,008 shares of Capital Stock and the Trust constructively owns 2,317,729 shares of Capital Stock. The shares of Capital Stock being sold to Quaker State by Executive under Section 1(a) hereof and the shares of Capital Stock being sold to Quaker State by the Trust under Section 1(b) hereof are owned by Executive and the Trust, respectively, free and clear of any liens or claims of any third party; and

              (d) as of the date hereof, neither Executive, JA nor the Trust has any claims for indemnification under the Merger Agreement against the Parent Indemnitees and none of such parties has knowledge of any facts or circumstances that could give rise to such an indemnifiable claim.

              18. ENTIRE AGREEMENT. This Agreement, together with the Consulting Agreement, the JA Severance Agreement, the Lease Termination Agreement and the Merger Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior verbal or written negotiations, agreements, covenants, communications, understandings, commitments, representations or warranties, whether oral or written, by any party hereto or any of its representatives pertaining to such subject matter; provided, however, that except as expressly provided herein, the Merger Agreement, the Escrow Agreement, the Standstill Agreement dated June 28, 1996, between Quaker State and Executive, and the Registration Rights Agreement dated June 28, 1996, among Quaker State and the Former Blue Coral Stockholders shall remain in full force and effect in accordance with their respective terms.

              19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

              20. CAPTIONS AND SECTION HEADINGS. Captions and Section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

              21. FURTHER ASSURANCES. Each party hereto shall execute such additional documents and do such additional things as may reasonably be requested by the other party to effectuate the purposes and provisions of this Agreement.

              22. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement.

              23. TERMINATION. Unless extended in a written agreement signed by each of the parties hereto, this Agreement shall terminate and no party shall have any further liability hereunder if the Closing has not occurred on or before December 23, 1996.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

                                                  QUAKER STATE CORPORATION


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                  BLUE CORAL, INC.


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________


                                                  ______________________________
                                                  Sheldon G. Adelman


                                                  ______________________________
                                                  Joel Adelman


                                                  ______________________________
                                                  Robert G. Markey, as Trustee
                                                  of the GST-Exempt Trust FBO
                                                  Wendy Adelman


                                                  ______________________________
                                                  Michael G. Turk, as Trustee of
                                                  the GST-Exempt Trust FBO Wendy
                                                  Adelman

                                 SCHEDULE 16(c)


              Quaker State Corporation has received notices in a proceeding captioned State of California v. Southland Oil, Inc., No. 92-6344WJR in the U.S. District Court for the Central District of California. McKay Chemical Company is defendant in this proceeding, apparently as a potentially responsible party with respect to a waste disposal site. Quaker State Corporation has no information indicating the amount of potential liability of McKay Chemical Company in this matter.

                                   EXHIBIT A


                                  CERTIFICATE


              The undersigned each hereby certify pursuant to Section 4(a)(i) of the Purchase Agreement, dated as of December ___, 1996, among QUAKER STATE CORPORATION, a Delaware corporation, SHELDON G. ADELMAN, JOEL ADELMAN and the GST- EXEMPT TRUST FBO WENDY ADELMAN, Robert G. Markey and Michael G. Turk, Trustees (the "Purchase Agreement"), that the representations and warranties of the undersigned set forth in Section 17 of the Purchase Agreement are true and correct in all material respects as of the date hereof.



                                                  ______________________________
                                                  Sheldon G. Adelman


                                                  ______________________________
                                                  Joel Adelman


                                                  ______________________________
                                                  Robert G. Markey, as Trustee
                                                  of the GST-Exempt Trust FBO
                                                  Wendy Adelman

                                                  ______________________________
                                                  Michael G. Turk, as Trustee of
                                                  the GST-Exempt Trust FBO Wendy
                                                  Adelman

                                   EXHIBIT B




                               December __, 1996





Quaker State Corporation
225 East John Carpenter Freeway
Irving, Texas 75062


              Re:    SHELDON G. ADELMAN RESIGNATION


Gentlemen:

              Effective immediately, I hereby resign as a director of Quaker State Corporation, Blue Coral, Inc. and any direct or indirect subsidiary entities of Quaker State Corporation and from all positions I hold as an officer of Quaker State Corporation, Blue Coral, Inc. and any direct or indirect subsidiary entities of Quaker State Corporation.


                                                  Very truly yours,



                                                  Sheldon G. Adelman

                                   EXHIBIT C

                              CONSULTING AGREEMENT


              THIS CONSULTING AGREEMENT (this "Consulting Agreement") is made and entered into as of the _____ day of December, 1996, by and between Quaker State Corporation, a Delaware corporation (the "Company"), and Sheldon G. Adelman (the "Consultant").


                                  WITNESSETH:

              WHEREAS, the Consultant has certain skills and abilities in connection with the production, marketing, sale and distribution of automotive appearance products which may be useful to the Company and its affiliates from time to time; and

              WHEREAS, in reliance upon that skill, knowledge and experience the Company wishes to retain the Consultant to provide services in relation to such matters and the Consultant has agreed to provide such services on the terms set forth in this Consulting Agreement;

              NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company retains the services of the Consultant and the Consultant agrees to provide such services upon the following terms and conditions:

              24.    TERM AND DUTIES.

              (a) Subject to the termination provisions of Section 5 hereof, the term of this Consulting Agreement shall commence on the date hereof and end on June 28, 2001.

              (b) During the term of this Consulting Agreement, the Consultant is retained on a "when needed" basis to provide such advisory and consulting services as are specifically requested by the Chief Executive Officer (the "CEO") of the Company and that are set out in paragraph (c) below; provided, however, that it is understood that the Consultant shall not be required to render such services on a full-time basis and shall not be required to devote his full business time, effort, skill or attention to the affairs of the Company; and, provided, further, that in no event will the Consultant be required to devote more than twenty (20) working days per year during the term of this Consulting Agreement to the Company. The Consultant shall be solely responsible for determining, in his reasonable discretion, when services are to be provided hereunder.

              (c) The advisory and consulting services to be provided by the Consultant shall be limited to assisting the Company upon the CEO's specific request in the retention and promotion of customer and supplier relations.
This assistance may include, but may not be limited to, attending on behalf of the Company and upon the CEO's specific request a maximum of three (3) automotive appearance trade shows per year, two (2) of which shall be nationally recognized trade shows in the United States and one (1) of which shall be the internationally recognized trade show in Frankfurt, Germany. In the event the Consultant attends any trade show at the request of the CEO, Consultant agrees that he shall conduct business exclusively on behalf of the Company at such trade show.

              (d) The Company acknowledges that the Consultant's residence and principal place of business is based in the City of Cleveland, Ohio, and agrees that the Consultant shall not be required to move his residence or principal place of business in order to fulfill his obligations hereunder.

              25. COMPENSATION. For all services he may render to the Company and its affiliates during the term of this Consulting Agreement, the Consultant shall receive an annual fee (the "Consulting Fee") of One Hundred Thousand Dollars ($100,000) per annum (prorated for partial years), payable in equal monthly installments in arrears. The Consultant shall advise the Company where to deposit such payment.

              26. SELF-EMPLOYED STATUS. The Consultant shall have the status of a self-employed person and shall not be entitled to any pension, bonus or other fringe benefits from the Company, and it is agreed that the Consultant shall be responsible for payment of all income, self-employment or other tax liabilities in respect of the Consulting Fee.

              27.    OFFICE; REIMBURSEMENT OF EXPENSES.

              (a) The Company shall permit the Consultant to maintain, at no cost to the Consultant, his current office and secretarial support at the corporate headquarters of the Company's Blue Coral subsidiary until February 1, 1997. From and after February 1, 1997 until the earlier of (i) termination of this Agreement or (ii) the date on which the Consultant sells any of the 742,713 shares of the Company's Capital Stock, par value $1.00 per share, that the Consultant owns on the date hereof, the Company shall reimburse the Consultant on a monthly basis, up to a maximum of $25,000 per annum, for all costs and expenses incurred by the Consultant in maintaining a business office. The Consultant shall provide the Company with such evidence of actual payment of such office expenses as the Company may reasonably require and the Company shall make payment to the Consultant no later than the tenth business day after having received such evidence.

              (b) The Company shall, during the term hereof, reimburse the Consultant for travel and other expenses reasonably and necessarily incurred by the Consultant in the provision of services hereunder by the Consultant; provided, however, that the Consultant shall furnish the Company with such evidence of payment of such expenses as the Company may reasonably require.
The Company agrees that if the Company requests the Consultant to attend any trade shows as contemplated by Section 1(c) above, the Consultant shall be entitled to reimbursement for the cost of first-class air travel and for the cost of first-class accommodations while attending such trade show; provided, however, that the Company will only reimburse the Consultant for expenses incurred on the actual dates of the trade show at which the CEO has requested the Consultant to be present and for expenses incurred on the days immediately preceding and immediately succeeding the actual dates of such trade show.

              28.    TERMINATION.

              (a) The engagement of the Consultant hereunder and the term hereof shall terminate in the event of the Consultant's death or permanent disability during the term hereof. The Consultant shall be deemed to be permanently disabled upon the earlier of (i) the end of a twelve-consecutive-month period during which, by reason of physical or mental injury or disease, the Consultant has been unable to perform substantially the Consultant's duties under this Consulting Agreement, and (ii) the date that a reputable physician selected by the Company, to whom the Consultant has no reasonable objection, determines in writing that the Consultant will, by reason of physical or mental injury or disease, be unable to perform substantially all of the Consultant's duties under this Consulting Agreement for a period of at least twelve consecutive months. Upon any termination pursuant to this Section 5, the Company shall pay to the Consultant, or his heirs or legal representatives in the event of his death, all Consulting Fees through the date of termination to the extent not theretofore paid. Any such payment of accrued Consulting Fees shall be made in a lump sum no later than thirty days after the date of termination.

              (b) In accordance with the procedures hereinafter set forth, the Board of Directors of the Company may terminate the engagement of the Consultant hereunder for "Cause." For purposes of this Agreement, "Cause" shall mean any of the following that is materially and demonstrably detrimental to the goodwill of the Company or materially and demonstrably damaging to the relationship of the Company with its customers, suppliers or employees: (i) except in the event of the Consultant's disability, an act of willful misconduct or gross negligence by the Consultant in the performance of his material duties or obligations to the Company which continues after written notice is received by the Consultant specifying the alleged failure in reasonable detail and the Consultant fails to cure such alleged failure within a reasonable period of time after having received such notice, or (ii) conviction of the Consultant of a felony involving moral turpitude, or (iii) a material act of dishonesty or breach of trust on the part of the Consultant resulting or intended to result directly or indirectly in personal gain or enrichment at the expense of the Company. Except for the provisions of Sections 6 and 7 of this Agreement, this Agreement shall terminate immediately as of the date that the Consultant receives a "Notice of Termination," or any later date specified in such Notice of Termination, as the case may be. Any termination of the engagement of the Consultant for Cause shall be communicated to the Consultant by a Notice of Termination to the Consultant in accordance with the provisions of Section 17 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (x) indicates the specific termination provision in this Agreement relied upon, (y) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Consultant's engagement and (z) if the date of termination is to be other than the date or receipt of such notice, specifies the termination date (which date shall in all events be within fifteen (15) days after the giving of such notice). The Notice of Termination shall include a copy of a resolution duly adopted by the Board of Directors of the Company at a meeting called and held for such purpose (after reasonable notice to the Consultant and reasonable opportunity for the Consultant, together with the Consultant's counsel, to be heard before the Board of Directors prior to such vote), finding that, in the reasonable and good faith opinion of the Board of Directors, the Consultant was guilty of conduct constituting Cause. No purported termination of the Consultant's engagement for Cause shall be effective without a Notice of Termination. In the event this Agreement terminates pursuant to this Section 5(b), the Company shall pay to the Consultant in a lump sum, within thirty (30) days after the date of termination, all Consulting Fees accrued but not paid through the date of termination and all expense reimbursements described in Section 4(b) hereof accrued but not paid through the date of termination.

              29.    NONDISCLOSURE.

              (a) Except for and on behalf of the Company at the direction of the Board of Directors of the Company, the Consultant shall keep confidential and shall not divulge to any other person or entity who is not a director, officer or employee of the Company, during the term of this Consulting Agreement or thereafter, any of the business secrets or other confidential information regarding the Company and its subsidiaries which have not otherwise become public knowledge; provided, however, that nothing in this Agreement shall preclude the Consultant from disclosing information (i) to parties retained to perform services for the Company or its subsidiaries, or
(ii) as may be required by law.

              (b) All papers, books and records of every kind and description relating to the business and affairs of the Company and its subsidiaries, whether or not prepared by the Consultant, other than personal notes prepared by or at the direction of the Consultant, shall be the sole and exclusive property of the Company, and the Consultant shall surrender them to the Company at any time upon request of the CEO.

              30. NONCOMPETITION. During the term of this Consulting Agreement and for a period of three years from the date of the termination of this Consulting Agreement, whether by expiration or for any other reason, the Consultant shall not (i) directly or indirectly, engage in, or be employed by, or act as a consultant to, or be a director, officer, owner or partner of or acquire an interest in any person, firm, corporation or other entity engaged in the continental United States in a business which is in competition with the business conducted by the Consumer Products Division of the Company or its subsidiaries on the date hereof (except investments of 1% or less of the capital stock of any corporation subject to the reporting requirements of the Securities Exchange Act of 1934, as amended); (ii) solicit any employee of the Company or any of its subsidiaries to leave the employment thereof or in any way interfere with the relationship of such employee with the Company or its subsidiaries; and (iii) other than as set forth in the Redemption Agreement (as defined in Section 8 below) with respect to Michael Turk and Jeanne Michaelides, induce or attempt to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or its subsidiaries to cease doing business with the Company or its subsidiaries or in any way interfere with the relationship between any such customer, supplier, licensee or other person and the Company or its subsidiaries. The Consultant recognizes that the provisions of this
Section 7 are vitally important to the continuing welfare of the Company and its subsidiaries and that money damages would constitute a totally inadequate remedy for any violation hereof. Accordingly, in the event of any such violation by the Consultant, the Company and its subsidiaries, in addition to any other remedies they may have, shall have the right to institute and maintain a proceeding to compel specific performance thereof or to issue an injunction restraining any action of the Consultant in violation of this
Section 7.

              31. BINDING AGREEMENT AND ASSIGNMENT. The rights and obligations of the Company under this Consulting Agreement shall inure to the benefit of, and shall be binding upon, the Company and its successors and assigns, and the rights and obligations of the Consultant under this Consulting Agreement shall inure to the benefit of, and shall be binding upon, the Consultant and his heirs, personal representatives and estate. The obligations of the Company under this Consulting Agreement may not be assigned by the Company without the prior written consent of the Consultant except to the purchaser of all or substantially all of the assets of the Company. The obligations of the Consultant under this Consulting Agreement may not be assigned by the Consultant without the prior written consent of the Company, with the exception that this Agreement may be assigned by the Consultant without the prior written consent of the Company to a company or other entity; provided that at least 51% of the issued and outstanding capital stock or other equity interests of such company or other entity is owned by the Consultant or members of his immediate family, all services hereunder continue to be rendered by the Consultant, and the Consultant remains bound by the terms and provisions of this Consulting Agreement.

              32. WAIVER AND MODIFICATIONS. The failure of either party to enforce any provision or provisions of this Consulting Agreement shall not in any way be construed as a waiver of any such provision or provisions as to any future violations thereof, nor prevent that party thereafter from enforcing each and every other provision of this Consulting Agreement. The rights granted the parties herein are cumulative and the waiver of any single remedy shall not constitute a waiver of such party's rights to assert all other legal remedies available to it under the circumstances. No modification, termination or attempted waiver of this Consulting Agreement shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

              33. GOVERNING LAW; ATTORNEYS' FEES. This Consulting Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. In the event that it shall be necessary or desirable for the Consultant or the Company to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any or all of their respective rights under this Consulting Agreement, the prevailing party shall be entitled to recover from the other party attorneys' fees and costs and expenses incurred in connection with the enforcement of his or its rights hereunder.

              34. COUNTERPARTS. This Consulting Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

              35. SEVERABILITY. If any provision of this Consulting Agreement or the application thereof to any person or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Consulting Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and be enforceable to the fullest extent permitted by law.

              36. CONSTRUCTION. The Company and the Consultant have participated jointly in the negotiation and drafting of this Consulting Agreement. In the event an ambiguity or question of intent or interpretation arises, this Consulting Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Consulting Agreement.


              37. CONFIDENTIAL INFORMATION. The parties acknowledge that the transactions described herein are of a confidential nature and shall not be disclosed except as required by applicable law, by a Disclosure Requirement (as defined in the Purchase Agreement dated as of December ___, 1996, among the Company, Blue Coral, Inc., Sheldon G. Adelman, the GST-Exempt Trust FBO Wendy Adelman, Robert G. Markey and Michael G. Turk, Trustees and Joel Adelman (the "Purchase Agreement")) or in a legal or administrative proceeding in which the disclosing party is seeking to enforce his or its rights hereunder.

              38. CAPTIONS. The section headings of this Consulting Agreement are inserted for convenience only and shall not constitute a part of this Consulting Agreement in construing or interpreting any provision hereof.

              39. ENTIRE AGREEMENT. This Consulting Agreement, together with the Purchase Agreement (and the Employment Agreement described in Section 5(a) of the Purchase Agreement), embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, oral or written, relative to the subject matter hereof.

              40. NOTICES. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Consulting Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by fax, as follows:

              To the Consultant:

                     95 Ridgecreek Trail
                     Moreland Hills, OH 44022
                     Attention: Mr. Sheldon G. Adelman
                     Fax:   216-498-8753

              With a copy to:

                     Baker & Hostetler
                     1900 East Ninth Street
                     3200 National City Center
                     Cleveland, OH 44114-3485
                     Attention:  Robert G. Markey
                     Fax:   216-696-0740

              To the Company:

                     Quaker State Corporation
                     225 East John Carpenter Freeway
                     Irving, TX 75062
                     Attention:  Secretary
                     Fax:   214-868-0440

              With a copy to:

                     Debevoise & Plimpton
                     875 Third Avenue
                     New York, New York 10022
                     Attention:  Richard D. Bohm
                     Fax:   212-909-6836

or to such other person or address as any party shall specify by notice in writing to the party or parties entitled to notice. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the day of delivery, (ii) if by certified or registered mail, on the fifth business day after the mailing thereof, (iii) if by next-day or overnight mail or delivery, on the next day following the day on which it was sent or (iv) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail or next-day or overnight mail or delivery.

              41. WAIVER OF CONFLICTS. In connection with the negotiation and preparation of this Consulting Agreement and in any dispute arising under this Consulting Agreement or relating to the transactions contemplated hereby, the Consultant shall be entitled to engage Baker & Hostetler to represent him, the Company fully waiving any and all conflicts of interest or potential conflicts of interest arising from any such representation.

              42. TRANSITION SERVICES. For a period of 60 days commencing on the Closing Date, the Company shall continue to provide the Consultant with use of the Company's voicemail service. The Company shall forward all mail it receives in the name of the Consultant to such address as the Consultant shall deliver to the Company for such purpose and shall direct all telephone inquiries to such telephone number as the Consultant shall deliver to the Corporation for such purpose.

              IN WITNESS WHEREOF, the undersigned have executed this Consulting Agreement as of the day and year first above written.



                                           QUAKER STATE CORPORATION


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________


                                           ___________________________________
                                           SHELDON G. ADELMAN

                                   EXHIBIT D


                                 ACKNOWLEDGMENT


              The undersigned each hereby acknowledge pursuant to Section 4(a)(v) of the Purchase Agreement, dated as of December ___, 1996, among QUAKER STATE CORPORATION, a Delaware corporation, SHELDON G. ADELMAN, JOEL ADELMAN and the GST- EXEMPT TRUST FBO WENDY ADELMAN, Robert G. Markey and Michael G. Turk, Trustees, that as of the date hereof (i) they have no claim for indemnification under the Agreement and Plan of Merger dated as of June 7, 1996, as amended to date, among Quaker State Corporation, QSBC Acquisition Corp., Blue Coral and the Blue Coral Stockholders (the "Merger Agreement") against the Parent Indemnitees (as defined in the Merger Agreement), and (ii) they have no knowledge of any facts or circumstances that could give rise to an indemnifiable claim under the Merger Agreement.




                                                  ______________________________
                                                  Sheldon G. Adelman


                                                  ______________________________
                                                  Joel Adelman


                                                  ______________________________
                                                  Robert G. Markey, as Trustee
                                                  of the GST-Exempt Trust FBO
                                                  Wendy Adelman

                                                  ______________________________
                                                  Michael G. Turk, as Trustee of
                                                  the GST-Exempt Trust FBO Wendy
                                                  Adelman

                                   EXHIBIT E





                               December __, 1996





Blue Coral, Inc.
1215 Valley Belt Road
Cleveland, Ohio 44131



              Re:    JOEL ADELMAN RESIGNATION


Gentlemen:

              Effective immediately, I hereby resign from all positions I hold as an officer of Blue Coral, Inc.


                                                  Very truly yours,



                                                  Joel Adelman

                                   EXHIBIT F

                              SEVERANCE AGREEMENT


              THIS SEVERANCE AGREEMENT (this "Agreement") is made and entered into as of the ___ day of December, 1996, between BLUE CORAL, INC., a Delaware corporation (the "Corporation"), and JOEL ADELMAN ("Adelman").

                                  WITNESSETH:

              WHEREAS, pursuant to the terms of an Employment Agreement dated as of June 28, 1996, between Adelman and the Corporation (the "Employment Agreement"), Adelman is employed by the Corporation as Senior Vice President and General Sales Manager of the Consumer Products Division of the Corporation; and

              WHEREAS, the Corporation and Adelman desire to terminate the employment relationship and otherwise end amicably all current relationships between the Corporation and Adelman; and

              WHEREAS, in furtherance of the foregoing desires, Adelman desires to resign from his position as an officer of the Corporation, effective upon the closing (the "Effective Date") of the transactions contemplated by the Purchase Agreement dated December ___, 1996, among Quaker State Corporation, a Delaware corporation ("Quaker State"), the Corporation, Adelman, Sheldon G. Adelman, and the GST-Exempt Trust FBO Wendy Adelman, Robert G. Markey and Michael G. Turk, Trustees (the "Primary Agreement");

              NOW, THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Corporation and Adelman agree as follows:

               43. RESIGNATION; TERMINATION OF EMPLOYMENT AGREEMENT. On the Effective Date and provided this Agreement has been properly executed and delivered to Adelman by the Corporation, Adelman shall resign as an officer of the Corporation and the Employment Agreement shall automatically terminate without any further action or obligation on the part of any of the parties hereto and no party will have any further right or obligation under the Employment Agreement, provided that Adelman will remain bound by Sections 5(a), 5(b) and 5(d) of the Employment Agreement.

               44. CONTINUATION OF SALARY; TERMINATION OF OPTIONS. The Corporation hereby agrees that notwithstanding Adelman's resignation under
Section 1 of this Agreement, the Corporation will continue to pay Adelman base salary at an annualized rate of $165,000 for a period of _____ months (representing 24 months less the number of months (or portions of months) between the date of the Primary Agreement and the Effective Date for which Adelman received salary payments) commencing on the Effective Date, payable in accordance with established payroll practices of the Corporation, less deductions and withholdings required by law ("Continuation Payments"). On the Effective Date, all options, whether vested or not, granted to Adelman to purchase shares of capital stock of Quaker State or the Corporation shall be cancelled without any obligation of Quaker State.

               45. EARNED SALARY; VESTED BENEFITS; COBRA; ACCRUED BONUS. In connection with the termination of Adelman's employment, the Corporation will
(a) to the extent not paid as of the Effective Date, distribute to Adelman, in a lump sum, any Earned Salary (as defined in the Employment Agreement), (b) distribute to Adelman (or as Adelman may direct) any Vested Benefits (as defined in the Employment Agreement) from any Corporation or Quaker State plan in which Adelman participates, (c) make available to Adelman and his family the benefits continuation rights to which he is entitled under the Consolidated Omnibus Budget Reconciliation Act of 1985, and (d) to the extent not paid as of the Effective Date, distribute to Adelman, in a lump sum, the $41,250 bonus to which Adelman is entitled for calendar year 1996 under Section 3(c) of the Employment Agreement and a pro-rata share of the long-term incentive compensation awarded, if any, under the long-term incentive compensation plan of Quaker State for the three-year period ending December 31, 1998, in accordance with the provisions of Section 4(c) of the Employment Agreement.

               46. REIMBURSEMENT OF EXPENSES. On or before the Effective Date, Adelman shall present to the Corporation all claims for reimbursement of business-related expenses. All such expenses properly incurred before the Effective Date shall be reimbursed in accordance with normal Corporation policies. Any claims relating to business-related expenses that are not presented within this time period shall not be reimbursed.

              47. WITHHOLDING OF TAXES; TAX REPORTING. The Corporation may withhold from any amounts payable under this Agreement all such federal, state, city and other taxes and withholdings, and may file with appropriate governmental authorities all such information returns or other reports with respect to the tax consequences attendant to any amounts payable under this Agreement, as may, in its reasonable judgment, be required by law.

               48. PROFESSIONAL FEES. Each party shall be responsible for the payment of his or its respective legal fees and costs (and related disbursements) incurred in connection with the negotiation and execution of this Agreement; provided, however, that if either party incurs any legal fees and related costs in enforcing his or its rights under this Agreement and such party prevails in any such action, the other party shall reimburse the prevailing party for the cost thereof. In connection with the negotiation and preparation of this Agreement and in any dispute arising under this Agreement or relating to the transactions contemplated hereby, Adelman shall be entitled to engage Baker & Hostetler to represent him, the Corporation fully waiving any and all conflicts of interest or potential conflicts of interest arising from any such representation.

              49.    CONFIDENTIAL INFORMATION; BOOKS AND RECORDS;
NON-COMPETITION.


              (a) Except for and on behalf of the Corporation at the direction of the Board of Directors of the Corporation, Adelman shall keep confidential and shall not divulge to any other person or entity who is not a director, officer or employee of the Corporation, during the term of this Agreement or thereafter, any of the business secrets or other confidential information regarding the Corporation, its subsidiaries or its affiliates, which has not otherwise become public knowledge, other than as a result of Adelman's breach of this Section 11(a); provided, however, that nothing in this Agreement shall preclude Adelman from disclosing information (i) to parties retained to perform services for the Corporation, its subsidiaries or affiliates, (ii) as may be required by law, court or governmental order or governmental regulation to be disclosed, (iii) which is later disclosed to Adelman by one not under obligations of confidentiality to the Corporation and is in the public domain, or (iv) which the Corporation has expressly given Adelman the right to use or disclose.

              (b) All papers, books and records, of every kind and description and in whatever media, relating to the business or affairs of the Corporation, its subsidiaries and affiliates, whether or not prepared by Adelman, shall be the sole and exclusive property of the Corporation, and Adelman shall surrender them to the Corporation at any time upon request of the Board of Directors of the Corporation.

              (c) So long as Adelman is receiving Continuation Payments under this Agreement, Adelman shall not in the United States, by himself or in partnership or as an equity owner or in conjunction with or as a consultant, unpaid adviser, manager, employee or agent of any other person, business, firm, corporation or other entity, either directly or indirectly, undertake or carry on or be engaged or have any financial or other interest in, or in any other manner, advise or assist any person, firm, corporation or other entity engaged or interested in any business which is in competition with the business of the Consumer Products Division of the Corporation as conducted on the date hereof in any geographic location (except for investments of 1% or less in the capital stock of any corporation subject to the reporting requirements of the Securities Exchange Act of 1934, as amended).

              (d) Adelman agrees and warrants that the covenants contained in this Section 11 are reasonable, that valid consideration has been and will be received therefor and that the agreements set forth herein are the result of arm's-length negotiations between the parties hereto. Adelman recognizes that the provisions of this Section 11 are vitally important to the continuing welfare of the Corporation, its subsidiaries and its affiliates and that money damages constitute a totally inadequate remedy for any violation or threatened violation thereof. Accordingly, in the event of any such violation or threatened violation by Adelman, the Corporation, its subsidiaries and its affiliates, in addition to any other remedies they may have, shall have the right to compel specific performance thereof or to obtain an injunction, restraining order or other equitable relief (without the requirement to post a bond) restraining Adelman from committing any violation of any covenant or obligation of this Section 11. It is the desire of the parties that the provisions of this Section 11 be enforced to the fullest extent possible under the law and public policies in each jurisdiction in which enforcement is sought. Accordingly, without in any way limiting the general applicability of
Section 11, if any particular portion of this Section 11 shall be or become unenforceable in any respect, such portion of this Section 11 shall be deemed reformed to make such portion enforceable in a manner which provides the Corporation the maximum rights permitted at law.

              50. NOTICES. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by fax, as follows:

              To Adelman:

                     180 Honeybelle Oval
                     Orange Village, Ohio
                     Attention: Mr. Joel Adelman

              With a copy to:

                     Baker & Hostetler
                     1900 East Ninth Street
                     3200 National City Center
                     Cleveland, OH 44114-3485
                     Attention:  Robert G. Markey
                     Fax:   216-696-0740

              To the Corporation:

                     c/o Quaker State Corporation
                     225 East John Carpenter Freeway
                     Irving, TX 75062
                     Attention:  Secretary
                     Fax:   214-868-0440

              With a copy to:

                     Debevoise & Plimpton
                     875 Third Avenue
                     New York, New York 10022
                     Attention:  Richard D. Bohm
                     Fax:   212-909-6836

or to such other person or address as any party shall specify by notice in writing to the party or parties entitled to notice. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the day of delivery, (ii) if by certified or registered mail, on the fifth business day after the mailing thereof, (iii) if by next-day or overnight mail or delivery, on the next day following the day on which it was sent or (iv) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail or next-day or overnight mail or delivery.

              51. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement (and every other issue arising hereunder) shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflicts of laws of such state.

              52. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by each party hereto. No waiver by any party hereto at any time of any breach by any other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

              53.    SUCCESSORS; BINDING AGREEMENT.

              (a) This Agreement shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation but shall not otherwise be assignable or delegable by the Corporation except to the purchaser of all or substantially all of the assets of the Corporation.

              (b) This Agreement shall inure to the benefit of and be enforceable by Adelman's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

              (c) This Agreement is personal in nature and none of the parties hereto shall, without the consent of the other parties, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this Section 15.

              54.    REPRESENTATIONS AND WARRANTIES.

              (a) The Corporation hereby represents and warrants to Adelman that:

              (i) the Corporation has the necessary corporate power and authority to enter into this Agreement; the execution hereof has been duly authorized by the Board of Directors of the Corporation; and this Agreement constitutes the valid and binding agreement of the Corporation; and

              (ii) the execution and delivery of this Agreement by the Corporation does not, and the performance of its obligations hereunder will not, (A) constitute a breach or violation of, or a default under, any applicable law, rule or regulation or any applicable judgment, decree, order, governmental permit or any license, agreement, indenture, instrument or understanding of the Corporation or to which the Corporation is subject, or (B) constitute a breach or a violation of, or a default under, the certificate of incorporation or bylaws of the Corporation; and the performance by the Corporation of its obligations hereunder will not require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture, instrument or understanding.

              (b) Adelman hereby represents and warrants to the Corporation that:

              (i) Adelman has the necessary power and authority to enter into this Agreement; and this Agreement constitutes the valid and binding agreement of Adelman; and

              (ii) the execution and delivery of this Agreement by Adelman does not, and the performance of his obligations hereunder will not, constitute a breach or violation of, or a default under, any applicable law, rule or regulation or any applicable judgment, decree, order, governmental permit or any license, agreement, indenture, instrument or understanding of

Adelman or to which Adelman is subject; and the performance by Adelman of his obligations hereunder will not require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture, instrument or understanding.

              55. ENTIRE AGREEMENT. This Agreement, together with the Primary Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and, except as set forth in the provision to Section 1 hereof, supersedes all prior verbal or written agreements, covenants, communications, understandings, commitments, representations or warranties, whether oral or written, by any party hereto or any of its representatives pertaining to such subject matter.

              56. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

              57. CAPTIONS AND SECTION HEADINGS. Captions and Section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

              58. FURTHER ASSURANCES. Each party hereto shall execute such additional documents and do such additional things as may reasonably be requested by any other party to effectuate the purposes and provisions of this Agreement.

              59. TRANSITION SERVICES. For a period of 60 days commencing on the Closing Date, the Corporation shall continue to provide Adelman with use of the Corporation's voicemail service. The Corporation shall forward all mail it receives in the name of Adelman to such address as Adelman shall deliver to the Corporation for such purpose and shall direct all telephone inquiries to such telephone number as Adelman shall deliver to the Corporation for such purpose.

              60. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement.

              IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.



                                                  BLUE CORAL, INC.


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________


                                                  ______________________________
                                                  Joel Adelman

                                   EXHIBIT G


                                  CERTIFICATE


              The undersigned each hereby certify pursuant to Section 4(b)(i) of the Purchase Agreement, dated as of December ___, 1996, among QUAKER STATE CORPORATION, a Delaware corporation, SHELDON G. ADELMAN, JOEL ADELMAN and the GST- EXEMPT TRUST FBO WENDY ADELMAN, Robert G. Markey and Michael G. Turk, Trustees (the "Purchase Agreement"), that the representations and warranties of the undersigned set forth in Section 16 of the Purchase Agreement are true and correct in all material respects as of the date hereof.






                                                  QUAKER STATE CORPORATION


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                  BLUE CORAL, INC.


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________

                                   EXHIBIT H


                                 ACKNOWLEDGMENT


              The undersigned each hereby acknowledge pursuant to Section 4(b)(v) of the Purchase Agreement, dated as of December ___, 1996, among QUAKER STATE CORPORATION, a Delaware corporation, SHELDON G. ADELMAN, JOEL ADELMAN and the GST- EXEMPT TRUST FBO WENDY ADELMAN, Robert G. Markey and Michael G. Turk, Trustees (the "Purchase Agreement"), that as of the date hereof and except as set forth on Schedule 1 hereto (i) they have no claim for indemnification under the Agreement and Plan of Merger dated as of June 7, 1996, as amended to date, among Quaker State Corporation, QSBC Acquisition Corp., Blue Coral and the Blue Coral Stockholders (the "Merger Agreement") against the Adelman Indemnitees (as defined in the Purchase Agreement), and (ii) they have no knowledge of any facts or circumstances that could give rise to an indemnifiable claim under the Merger Agreement.




                                                  QUAKER STATE CORPORATION


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                  BLUE CORAL, INC.


                                                  By:___________________________
                                                     Name:______________________
                                                     Title:_____________________

                                   SCHEDULE 1


              Quaker State Corporation has received notices in a proceeding captioned State of California v. Southland Oil, Inc., No. 92-6344WJR in the U.S. District Court for the Central District of California. McKay Chemical Company is defendant in this proceeding, apparently as a potentially responsible party with respect to a waste disposal site. Quaker State Corporation has no information indicating the amount of potential liability of McKay Chemical Company in this matter.

                                   EXHIBIT I

                               AMENDMENT NO. TWO
                                       TO
                          AGREEMENT AND PLAN OF MERGER


              THIS AMENDMENT NO. TWO TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is made and entered as of the ___ day of December, 1996, among QUAKER STATE CORPORATION, a Delaware corporation ("Quaker State"), BLUE CORAL, INC., a Delaware corporation ("Blue Coral"), SHELDON ADELMAN ("Adelman") and each of the other former stockholders of Blue Coral signatory hereto (collectively, including Adelman, the "Former Blue Coral Stockholders").
Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings given to them in the Agreement and Plan of Merger dated as of June 7, 1996, as amended to date, among Quaker State, QSBC Acquisition Corp., a Delaware corporation ("QSBC"), Blue Coral and the Former Blue Coral Stockholders (the "Merger Agreement").

                                  WITNESSETH:

              WHEREAS, pursuant to the Merger Agreement, QSBC was merged with and into Blue Coral, all Outstanding Blue Coral Shares were converted into the Merger Consideration and Blue Coral became a wholly owned subsidiary of Quaker State; and

              WHEREAS, pursuant to the Merger Agreement, the Former Blue Coral Stockholders were issued 2,936,328 shares of Quaker State's Capital Stock, par value $1.00 per share ("Common Stock"), 1,020,408 of which (the "Escrowed Shares") are currently held in escrow pursuant to the Escrow Agreement dated June 28, 1996 (the "Escrow Agreement"), among Quaker State, Blue Coral, the Former Blue Coral Stockholders and United States Trust Company of New York, as escrow agent (the "Escrow Agent"); and

              WHEREAS, in negotiations among Quaker State, Adelman and the GST-Exempt Trust FBO Wendy Adelman, Robert G. Markey and Michael G. Turk, Trustees (the "Trust"), which commenced November 18, 1996 and concluded November 20, 1996, Adelman, Joel Adelman and the Trust agreed to sell and Quaker State agreed, subject to the approval of Quaker State's Board of Directors, to purchase and redeem certain of the shares of Common Stock owned by Adelman and the Trust at a purchase price of $16 per share (the "Stock Purchase Transaction"), and to terminate the existing employment agreements of Adelman and Joel Adelman and to have Quaker State and Blue Coral enter into a consulting agreement with Adelman and a severance agreement with Joel Adelman; and

              WHEREAS, Quaker State, Blue Coral, Adelman, Joel Adelman and the Trust entered into a Purchase Agreement dated as of ________________, 1996 (the "Stock Purchase Agreement"), to memorialize their agreements relating to the Stock Purchase Transaction; and

              WHEREAS, as a condition to the obligation of Adelman, Joel Adelman and the Trust to effect consummation of the transactions contemplated by the Stock Purchase Agreement, Quaker State agreed, among other things, (i) to release 680,272 of the Escrowed Shares and to reduce the amount of the maximum liability of itself and of the Former Blue Coral Stockholders for Losses arising under Sections 11.1(a)(ii), 11.1(e) or 11.2(b), as the case may be, of the Merger Agreement from $15,000,000 to $5,000,000, and (ii) to execute and deliver an amendment to the

Merger Agreement to reflect the foregoing and to provide for the payment to the Former Blue Coral Stockholders of the Fair Value of the Special Shares (as hereafter defined) if on the third anniversary of the Closing Date the Special Shares have not vested or if any time prior thereto the Special Shares have become incapable of vesting;

              NOW, THEREFORE, in consideration of the foregoing and the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, Quaker State, Blue Coral and the Former Blue Coral Stockholders hereby agree as follows:

              1. AMENDMENT TO SECTION 11.3(B). Section 11.3(b) of the Merger Agreement is hereby amended by deleting in its entirety Section 11.3(b) and inserting the following in lieu thereof:

              "(b) Notwithstanding anything in Section 11.1 or 11.2 hereof to the contrary, the aggregate amount payable by the Blue Coral Stockholders, on the one hand, or by the Parent and the Surviving Corporation, on the other, under Sections 11.1(a)(ii), 11.1(e) or 11.2(b) hereof, as the case may be, with respect to all Losses arising under such Sections, shall not exceed $5,000,000."

              2. AMENDMENT TO SECTION 7.12. Section 7.12 of the Merger Agreement is hereby amended by deleting in its entirety the last sentence of
Section 7.12 and inserting the following in lieu thereof:

              "If, on or prior to the third anniversary of the Closing Date, such shares (or their equivalent) have not so vested or have become incapable of so vesting, the Parent shall promptly (but in no event more than ten (10) business days following the later of the date that such shares have not so vested or have become incapable of so vesting and the date on which the Parent has received the designated account information referred to below) deliver to each Blue Coral Stockholder, by electronic transfer of immediately available funds to an account or accounts designated by each Blue Coral Stockholder, an amount equal to the product of
              i) the "Fair Value of the Special Shares" times ii) the fraction applicable to such Blue Coral Stockholder set forth on the Ownership Schedule. The term "Fair Value of the Special Shares" means the product of the aggregate number of Special Shares times the closing price of a share of Parent Capital Stock as reported on the NYSE on the date that is the earlier of the third anniversary of the Closing Date and the date the Special Shares become incapable of vesting. The Parent shall have no obligation to pay interest on the amount payable to the Blue Coral Stockholders under this Section 7.12."

              3. FULL FORCE AND EFFECT. Except as expressly provided in this Amendment, the Merger Agreement shall continue in full force and effect in accordance with the provisions thereof.

              4. EFFECTIVE DATE. This Amendment shall be effective as of the date of the closing under the Stock Purchase Agreement, and from and after such date all references to the Merger Agreement shall be deemed to refer to the Merger Agreement as amended by this Amendment.

              5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

              6. WAIVER OF CONFLICTS. In connection with the negotiation and drafting of this Amendment and in any dispute arising under this Amendment or arising under the Merger Agreement, the Former Blue Coral Stockholders shall be entitled to engage Baker & Hostetler to represent them, Quaker State and Blue Coral each fully waiving any and all conflicts of interest or potential conflicts of interest arising from any such representation.

              7. CHOICE OF LAW. The construction and performance of this Amendment shall be governed by the laws of the State of New York without regard to its principles of conflict of laws, except insofar as the laws of the State of Delaware are mandatorily applicable to the Merger, and the state and federal courts of New York shall have exclusive jurisdiction over any controversy or claim arising out of or relating to this Amendment.

              8. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Amendment.

              IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.



                                           QUAKER STATE CORPORATION


                                           By:___________________________
                                              Name:______________________
                                              Title:_____________________

                                           BLUE CORAL, INC.

                                           By:___________________________
                                              Name:______________________
                                              Title:_____________________


                                           FORMER BLUE CORAL STOCKHOLDERS:

                                           ______________________________
                                           SHELDON ADELMAN

                                           ______________________________
                                           CARL GLICKMAN

                                           ______________________________
                                           MICHAEL TURK

                                           ______________________________
                                           NICK FEDERICO

                                           ______________________________
                                           LAWRENCE MINICH

                                           ______________________________
                                           HOWARD ADELMAN

SIGNATURE PAGE TO AMENDMENT NO.
TWO TO AGREEMENT AND PLAN OF MERGER
DATED AS OF ___________, 1996, AMONG
QUAKER STATE CORPORATION, BLUE CORAL,
INC. AND THE FORMER BLUE CORAL
STOCKHOLDERS CONTINUED:

                                           ______________________________
                                           RONALD PETERSON

                                           ______________________________
                                           ROBERT MARKEY

                                           ______________________________
                                           JOEL ADELMAN

                                           ______________________________
                                           NORTON ROSE

                                           GST-EXEMPT TRUST FBO WENDY ADELMAN

                                           ______________________________
                                           ROBERT G. MARKEY, TRUSTEE

                                           ______________________________
                                           MICHAEL G. TURK, TRUSTEE

                                   EXHIBIT J

                                  TERMINATION
                                       OF
                                LEASE AGREEMENT


              THIS TERMINATION OF LEASE AGREEMENT (this "Termination") is effective as of the 1st day of December, 1996, among QUAKER STATE CORPORATION, a Delaware corporation ("Quaker State"), BLUE CORAL, INC., a Delaware corporation ("Blue Coral"), and JWA, LTD., an Ohio limited liability company ("JWA"). Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings given to them in the Lease Agreement dated as June 28, 1996, among Blue Coral and JWA (the "Lease Agreement").


                                  WITNESSETH:


              WHEREAS, Blue Coral and JWA are parties to the Lease Agreement;
and

              WHEREAS, pursuant to the Lease Agreement, JWA agreed to lease to Blue Coral and Blue Coral agreed to lease from JWA the Demised Premises; and

              WHEREAS, Blue Coral and JWA desire to terminate the Lease Agreement; and

              WHEREAS, The Valley Belt Limited Partnership, a Delaware limited partnership (the "Seller") and Blue Coral entered into a Purchase Agreement dated as of March 18, 1996 (the "Purchase Agreement"), pursuant to which the Seller agreed to sell to Blue Coral or its nominee the real property (the "Property") described in the Purchase Agreement; and

              WHEREAS, Blue Coral assigned its right, title and interest in and to the Purchase Agreement to JWA under the Assignment of Agreement of Purchase and Sale, dated June 28, 1996, between JWA and Blue Coral (the "Assignment"); and

              WHEREAS, Blue Coral and JWA desire to terminate the Assignment effective as of December 1, 1996; and

              WHEREAS, the Purchase Agreement has been terminated pursuant to a Mutual Termination of Purchase Agreement dated as of December 1, 1996, between the Seller and Blue Coral;

              NOW, THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, Blue Coral and JWA agree as follows:

              1. TERMINATION OF LEASE AGREEMENT AND ASSIGNMENT. The Lease Agreement and the Assignment are hereby terminated without any further action on the part of either Blue Coral or JWA and each party is hereby released from any further liability or obligation to the other under or with respect to the Lease Agreement or the Assignment.

              2. INDEMNIFICATION. Quaker State, for and on behalf of itself and Blue Coral, agrees to indemnify and hold JWA, its representatives, members, managers, officers, employees and agents harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (a) the failure of Blue Coral to perform in any respect any of its obligations under the Purchase Agreement or (b) the ownership or leasing of the Property by Blue Coral or any of its subsidiaries or affiliates from and after the date hereof.

              3. COUNTERPARTS. This Termination may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Termination.

              4. FURTHER ASSURANCES. Each party hereto shall execute such additional documents and do such additional things as may reasonably be requested by any other party to effectuate the purposes and provisions of this Agreement.

              5. GOVERNING LAW. The validity, interpretation, construction and performance of this Termination (and every other issue arising hereunder) shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflicts of laws of such state.

              6. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Termination. In the event an ambiguity or question of intent or interpretation arises, this Termination shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Termination.

              7. WAIVER OF CONFLICTS. In connection with the negotiation and preparation of this Termination and in any dispute arising under this Termination or relating to the transactions contemplated hereby, JWA shall be entitled to engage Baker & Hostetler to represent it, Quaker State and Blue Coral each fully waiving any and all conflicts of interest or potential conflicts of interest arising from any such representation.

              IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.




WITNESSES:                                 QUAKER STATE CORPORATION


_______________________                    By:___________________________
Print Name_____________                       Name:______________________
                                                     Title:______________
_______________________
Print Name_____________

                                           BLUE CORAL, INC.


_______________________                    By:___________________________
Print Name_____________                       Name:______________________
                                                     Title:______________
_______________________
Print Name_____________
                                                  JWA, LTD.



_______________________                    By:___________________________
Print Name_____________                       Name:______________________
                                                     Title:______________
_______________________
Print Name_____________

STATE OF ________    )
                     ) SS:
COUNTY OF ______     )

              BEFORE ME, a Notary Public in and for said County and State personally appeared ___________________________, _________________________ of
Quaker State Corporation, who acknowledged that he did sign the foregoing instrument for and on behalf of such corporation, and the same is the free act and deed of such corporation, and his free act and deed individually and as such officer.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this _____ day of December, 1996.

                                                  ____________________________
                                                  Notary Public
STATE OF ________    )
                     ) SS:
COUNTY OF ______     )

              BEFORE ME, a Notary Public in and for said County and State personally appeared ___________________________, _________________________ of
Blue Coral, Inc., who acknowledged that he did sign the foregoing instrument for and on behalf of such corporation, and the same is the free act and deed of such corporation, and his free act and deed individually and as such officer.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this _____ day of December, 1996.

                                                  ____________________________
                                                  Notary Public
STATE OF ________    )
                     ) SS:
COUNTY OF ______     )

              BEFORE ME, a Notary Public in and for said County and State personally appeared ________________________, _________________________ of
JWA, Ltd., who acknowledged that he did sign the foregoing instrument for and on behalf of such limited liability company, and the same is the free act and deed of such limited liability company, and his free act and deed individually and as such officer.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this _____ day of December, 1996.

                                                  ____________________________
                                                  Notary Public